EXHIBIT 99.2

FOURTH QUARTER 2012

Supplemental Operating and Financial Data

Camden Belleview Station - Denver, CO
Year Built -2009
270 Apartment Homes
Acquired December 20, 2012

Camden Property Trust
Three Greenway Plaza, Suite 1300
Houston, Texas 77046
Phone: 713-354-2500 Fax: 713-354-2700
www.camdenliving.com

CAMDEN	TABLE OF CONTENTS

In addition to historical information, this document contains forward-looking statements under the federal securities law.  These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management.  Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict.  Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in this document represent management’s opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

CAMDEN PROPERTY TRUST ANNOUNCES 2012 OPERATING RESULTS,
12.5% DIVIDEND INCREASE AND 2013 FINANCIAL OUTLOOK

Houston, TEXAS (January 31, 2013) – Camden Property Trust (NYSE: CPT) today announced operating results for the three and twelve months ended December 31, 2012.

Funds from Operations (“FFO”)
FFO for the fourth quarter of 2012 totaled $0.97 per diluted share or $85.9 million, as compared to $0.84 per diluted share or $64.3 million for the same period in 2011.  FFO for the twelve months ended December 31, 2012 totaled $3.62 per diluted share or $313.3 million, as compared to $2.73 per diluted share or $207.5 million for the same period in 2011.

FFO for the twelve months ended December 31, 2012 included a $2.1 million or $0.02 per diluted share charge related to the redemption of perpetual preferred operating partnership units.  FFO for the twelve months ended December 31, 2011 included: a $0.40 per diluted share charge related to a $29.8 million loss on discontinuation of a hedging relationship of an interest rate swap and $0.5 million write-off of unamortized loan costs related to the payoff of a term loan; a $4.7 million or $0.06 per diluted share gain on sale of undeveloped land; and a net $3.3 million or $0.04 per diluted share gain on sale of an available-for-sale investment.

Net Income Attributable to Common Shareholders (“EPS”)
The Company reported EPS of $142.2 million or $1.60 per diluted share for the fourth quarter of 2012, as compared to $46.8 million or $0.62 per diluted share for the same period in 2011.  EPS for the three months ended December 31, 2012 included:  a $17.2 million or $0.20 per diluted share gain on acquisition of controlling interests in joint ventures; an $82.5 million or $0.94 per diluted share gain on sale of discontinued operations; and a $14.5 million or $0.17 per diluted share gain on sale of unconsolidated joint venture properties.  EPS for the three months ended December 31, 2011 included a $24.6 million or $0.33 per diluted share gain on sale of discontinued operations, and a $6.4 million or $0.09 per diluted share gain on sale of unconsolidated joint venture properties.

For the twelve months ended December 31, 2012, Camden reported net income attributable to common shareholders of $283.4 million or $3.30 per diluted share, as compared to $49.4 million or $0.66 per diluted share for the same period in 2011.  EPS for the twelve months ended December 31, 2012 included: a $57.4 million or $0.67 per diluted share gain on acquisition of controlling interests in joint ventures; a $115.1 million or $1.34 per diluted share gain on sale of discontinued operations; a $17.4 million or $0.20 per diluted share gain on sale of unconsolidated joint venture properties; and a $2.1 million or $0.02 per diluted share charge related to the redemption of perpetual preferred operating partnership units. EPS for the twelve months ended December 31, 2011 included: a $24.6 million or $0.34 per diluted share gain on sale of discontinued operations; a $6.4 million or $0.09 per diluted share gain on sale of unconsolidated joint venture properties; a $0.41 per diluted share charge related to a $29.8 million loss on discontinuation of a hedging relationship of an interest rate swap and $0.5 million write-off of unamortized loan costs related to the payoff of a term loan; a $4.7 million or $0.06 per diluted share gain on sale of undeveloped land; a net $3.3 million or $0.05 per diluted share gain on sale of an available-for-sale investment; and a $1.1 million or $0.02 per diluted share gain on sale of unconsolidated joint venture interests.

A reconciliation of net income attributable to common shareholders to FFO is included in the financial tables accompanying this press release.

Same-Property Results
For the 44,774 apartment homes included in consolidated same-property results, fourth quarter 2012 same-property net operating income (“NOI”) increased 8.0% compared to the fourth quarter of 2011, with revenues increasing 6.6% and expenses increasing 4.1%.  On a sequential basis, fourth quarter 2012 same-property NOI increased 1.7% compared to the third quarter of 2012, with revenues up slightly and expenses declining 2.8% compared to the prior quarter.  On a full-year basis, 2012 same-property NOI increased 9.2%, with revenues increasing 6.5% and expenses increasing 2.2% compared to the same period in 2011.  Same-property physical occupancy levels for the combined portfolio averaged 95.1% during the fourth quarter of 2012, compared to 94.6% in the fourth quarter of 2011 and 95.6% in the third quarter of 2012.

The Company defines same-property communities as communities owned and stabilized as of January 1, 2011, excluding properties held for sale and communities under major redevelopment.  A reconciliation of net income to net operating income and same-property net operating income is included in the financial tables accompanying this press release.

Acquisition Activity
During the fourth quarter, Camden acquired three communities with 839 apartment homes for a total of $145.0 million: Camden Montierra, a 249-home apartment community in Scottsdale, AZ; Camden San Marcos, a 320-home apartment community in Scottsdale, AZ; and Camden Belleview Station, a 270-home apartment community in Denver, CO.  The Company also purchased the remaining 50% ownership interest in an unconsolidated joint venture for approximately $15.9 million and assumed approximately $26.2 million in mortgage debt.  The Company now owns 100% of Camden Denver West, a 320-home apartment community located in Denver, CO.

In addition, Camden acquired 2.4 acres of land in Plantation, FL and 3.5 acres of land in Charlotte, NC during the fourth quarter for future development of two multifamily communities.

Disposition Activity
The Company disposed of eight wholly-owned communities with 2,180 apartment homes during the quarter for a total of $177.6 million.  The eight communities had an average age of 19 years and were located in Houston, Austin, Dallas, Atlanta, Charlotte and Philadelphia.  Camden also sold six joint venture communities with 2,153 apartment homes during the quarter for a total of $178.5 million.  The six joint venture communities had an average age of 25 years and were located in Atlanta, St. Louis and Kansas City, MO.

Subsequent to quarter-end, the Company disposed of an additional wholly-owned community.  Camden Live Oaks, a 770-home apartment community in Tampa, FL with an age of 23 years was sold for approximately $63.4 million.

Development Activity
Lease-up was completed during the quarter at Camden Westchase Park, a 348-home project in Tampa, FL which is currently 97% occupied.  Leasing continued at Camden Royal Oaks II, a 104-home project in Houston, TX, which is currently 81% leased; and Camden Town Square, a 438-home project in Orlando, FL which completed construction during the quarter and is currently 72% leased.

Construction began during the quarter at three communities:  Camden Glendale, in Glendale, CA, a $115 million project with 303 apartment homes; Camden Boca Raton in Boca Raton, FL, a $54 million project with 261 apartment homes; and Camden Paces in Atlanta, GA, a $110 million project with 379 apartment homes.

Construction continued at four additional wholly-owned development communities: Camden City Centre II in Houston, TX, a $36 million project with 268 apartment homes; Camden NOMA in Washington, DC, a $110 million project with 320 apartment homes; Camden Lamar Heights in Austin, TX, a $47 million project with 314 apartment homes; and Camden Flatirons in Denver, CO, a $78 million project with 424 apartment homes.

Lease-up was completed during the quarter at one joint venture community, Camden Amber Oaks II in Austin, TX, a 244-home project which is currently 95% occupied. Construction continued at Camden South Capitol in Washington, DC, an $88 million joint venture project with 276 apartment homes, and construction began at Camden Waterford Lakes in Orlando, FL, a $40 million joint venture project with 300 apartment homes.

Quarterly Dividend Declaration
Camden’s Board of Trust Managers declared a first quarter 2013 dividend of $0.63 per common share, which is a 12.5% increase over the Company’s prior quarterly dividend of $0.56 per share.  The dividend is payable on April 17, 2013 to holders of record as of March 28, 2013.  In declaring the dividend, the Board of Trust Managers considered a number of factors, including the Company’s past performance and future prospects, as described in this release.

Earnings Guidance
Camden provided initial earnings guidance for 2013 based on its current and expected views of the apartment market and general economic conditions.  Full-year 2013 FFO is expected to be $3.85 to $4.05 per diluted share, and full-year 2013 EPS is expected to be $1.38 to $1.58 per diluted share.  First quarter 2013 earnings guidance is $0.92 to $0.96 per diluted share for FFO and $0.28 to $0.32 per diluted share for EPS.  Guidance for EPS excludes gains on real estate transactions.  Camden intends to update its earnings guidance to the market on a quarterly basis.

The Company’s initial 2013 earnings guidance is based on projections of same-property revenue growth between 4.75% and 6.25%, expense growth between 3.2% and 4.0%, and NOI growth between 5.5% and 7.5%.  Additional information on the Company’s 2013 financial outlook and a reconciliation of expected net income attributable to common shareholders to expected FFO are included in the financial tables accompanying this press release.

Conference Call
The Company will hold a conference call on Friday, February 1, 2013 at 11:00 a.m. Central Time to review its fourth quarter and full-year 2012 results and discuss its outlook for future performance.  To participate in the call, please dial (888) 317-6003 (Domestic) or (412) 317-6061 (International) by 10:50 a.m. Central Time and enter passcode: 6680150, or join the live webcast of the conference call by accessing the Investor Relations section of the Company’s website at camdenliving.com.  Supplemental financial information is available in the Investor Relations section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (800) 922-6336.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law.  These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management.  Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict.  Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in today’s press release represent management’s current opinions, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

About Camden
Camden Property Trust, an S&P 400 Company, is a real estate company engaged in the ownership, development, acquisition, management and disposition of multifamily apartment communities.  Camden owns interests in and operates 192 properties containing 65,005 apartment homes across the United States.  Upon completion of nine properties under development, the Company’s portfolio will increase to 67,850 apartment homes in 201 properties. Camden was recently named by FORTUNE® Magazine for the sixth consecutive year as one of the “100 Best Companies to Work For” in America, ranking #10.

For additional information, please contact Camden’s Investor Relations Department at (800) 922-6336 or (713) 354-2787 or access our website at camdenliving.com.

CAMDEN	FINANCIAL HIGHLIGHTS
(In thousands, except per share, property data amounts and ratios)

(Unaudited)

	Three Months Ended December 31,				Twelve Months Ended December 31,
	2012		2011		2012		2011
Total property revenues (a)	$191,432		$158,888		$727,908		$621,074

EBITDA (b)	110,942		93,041		420,209		356,244

Net income attributable to common shareholders	142,166		46,850		283,390		49,379
Per share - basic	1.63		0.63		3.35		0.67
Per share - diluted	1.60		0.62		3.30		0.66

Income from continuing operations attributable to common shareholders	59,582		19,135		161,665		13,172
Per share - basic	0.67		0.25		1.90		0.17
Per share - diluted	0.66		0.25		1.88		0.17

Funds from operations	85,928		64,264		313,337		207,535
Per share - diluted	0.97		0.84		3.62		2.73

Dividends per share	0.56		0.49		2.24		1.96
Dividend payout ratio (b)	57.7%		58.3%		61.9%		62.8%

Interest expensed (including discontinued operations, if any)	25,487		26,942		104,282		112,414
Interest capitalized	3,071		2,664		12,457		8,764
Total interest incurred	28,558		29,606		116,739		121,178

Principal amortization	841		1,187		4,150		5,034
Preferred distributions	-		1,750		776		7,000

Net Debt to Annualized EBITDA (c)	5.6	x	6.4	x	5.9	x	6.7	x
Interest expense coverage ratio	4.4	x	3.5	x	4.0	x	3.2	x
Total interest coverage ratio	3.9	x	3.1	x	3.6	x	2.9	x
Fixed charge expense coverage ratio	4.2	x	3.1	x	3.8	x	2.9	x
Total fixed charge coverage ratio	3.8	x	2.9	x	3.5	x	2.7	x
Unencumbered real estate assets (at cost) to unsecured debt ratio	3.3	x	3.0	x	3.3	x	3.0	x

Same property NOI increase (d)	8.0%		8.0%		9.2%		7.1%
(# of apartment homes included)	44,774		46,164		44,774		46,164

Gross turnover of apartment homes (annualized)	60%		60%		66%		64%
Net turnover (excludes on-site transfers and transfers to other Camden communities)	52%		52%		57%		56%

	As of December 31,
	2012	2011
Total assets	$5,385,172	$4,622,075
Total debt	$2,510,468	$2,432,112
Common and common equivalent shares, outstanding end of period (e)	89,039	77,227
Share price, end of period	$68.21	$62.24
Preferred units, end of period	-	$97,925
Book equity value, end of period (f)	$2,626,708	$1,925,693
Market equity value, end of period (f)	$6,073,350	$4,906,608

(a)	Excludes discontinued operations.

(b)	Excludes $29.8 million or $0.39 per diluted share for the twelve months ended December 31, 2011 related to a loss on the discontinuation of a hedging relationship.

(c)
Net Debt is Notes Payable as reported at period end less Cash and Cash Equivalents as reported at period end.  Annualized EBITDA is EBITDA as reported  for the period multiplied by either 4 for quarter results or 1 for 12 month results.

(d)	"Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2011, excluding properties held for sale and communities under major redevelopment.

(e)
Includes at December 31, 2012: 87,137 common shares (including 662 common share equivalents related to share awards & options), plus common share equivalents upon the assumed conversion of minority interest units (1,902).

(f)	Includes: common shares, preferred and common units, and common share equivalents.

Note:  Please refer to pages 27 and 28 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	OPERATING RESULTS
(In thousands, except per share and property data amounts)

(Unaudited)	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
OPERATING DATA	2012	2011	2012	2011
Property revenues
Rental revenues	$165,464	$137,113	$626,127	$533,937
Other property revenues	25,968	21,775	101,781	87,137
Total property revenues	191,432	158,888	727,908	621,074

Property expenses
Property operating and maintenance	50,226	42,722	196,811	175,000
Real estate taxes	18,621	15,809	72,858	65,128
Total property expenses	68,847	58,531	269,669	240,128

Non-property income
Fee and asset management	2,773	3,018	12,345	9,973
Interest and other income (loss)	40	(100)	(710)	4,649
Income on deferred compensation plans	952	5,540	4,772	6,773
Total non-property income	3,765	8,458	16,407	21,395

Other expenses
Property management	6,152	5,208	21,796	20,686
Fee and asset management	1,580	1,715	6,631	5,935
General and administrative	9,816	9,064	37,528	35,456
Interest	25,487	26,942	104,282	112,414
Depreciation and amortization	52,501	42,428	203,077	171,127
Amortization of deferred financing costs	887	1,116	3,608	5,877
Expense on deferred compensation plans	952	5,540	4,772	6,773
Total other expenses	97,375	92,013	381,694	358,268

Gain on acquisition of controlling interests in joint ventures	17,227	-	57,418	-
Gain on sale of properties, including land	-	-	-	4,748
Gain on sale of unconsolidated joint venture interests	-	-	-	1,136
Loss on discontinuation of hedging relationship	-	-	-	(29,791)
Equity in income of joint ventures	15,489	5,845	20,175	5,679
Income from continuing operations before income taxes	61,691	22,647	170,545	25,845
Income tax expense - current	(216)	(331)	(1,208)	(2,220)
Income from continuing operations	61,475	22,316	169,337	23,625
Income from discontinued operations	2,144	3,127	9,495	11,715
Gain on sale of discontinued operations, net of tax	82,527	24,621	115,068	24,621
Net income	146,146	50,064	293,900	59,961
Less income allocated to noncontrolling interests from continuing operations	(1,893)	(1,431)	(4,821)	(3,453)
Less income, including gain on sale, allocated to noncontrolling interests from discontinued operations	(2,087)	(33)	(2,838)	(129)
Less income allocated to perpetual preferred units	-	(1,750)	(776)	(7,000)
Less write off of original issuance costs of redeemed perpetual preferred units	-	-	(2,075)	-
Net income attributable to common shareholders	$142,166	$46,850	$283,390	$49,379

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income	$146,146	$50,064	$293,900	$59,961
Other comprehensive income
Unrealized loss on cash flow hedging activities	-	-	-	(2,692)
Reclassification of net (gain) loss on cash flow hedging activities	-	(3)	-	39,657
Reclassification of (gain) loss on available-for-sale investment to earnings, net of tax	-	3	-	(3,306)
Reclassification of prior service cost and net loss on post retirement obligation	7	-	30	-
Unrealized loss and unamortized prior service cost on postretirement obligation	(409)	(884)	(409)	(884)
Comprehensive income	145,744	49,180	293,521	92,736
Less income allocated to noncontrolling interests from continuing operations	(1,893)	(1,431)	(4,821)	(3,453)
Less income, including gain on sale, allocated to noncontrolling interests from discontinued operations	(2,087)	(33)	(2,838)	(129)
Less income allocated to perpetual preferred units	-	(1,750)	(776)	(7,000)
Less write off of original issuance costs of redeemed perpetual preferred units	-	-	(2,075)	-
Comprehensive income attributable to common shareholders	$141,764	$45,966	$283,011	$82,154

PER SHARE DATA
Net income attributable to common shareholders - basic	$1.63	$0.63	$3.35	$0.67
Net income attributable to common shareholders - diluted	1.60	0.62	3.30	0.66
Income from continuing operations attributable to common shareholders - basic	0.67	0.25	1.90	0.17
Income from continuing operations attributable to common shareholders - diluted	0.66	0.25	1.88	0.17

Weighted average number of common and
common equivalent shares outstanding:
Basic	86,298	73,510	83,772	72,756
Diluted	88,020	74,428	85,556	73,462

Note: Please refer to pages 27 and 28 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
(In thousands, except per share and property data amounts)

(Unaudited)	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
FUNDS FROM OPERATIONS	2012	2011	2012	2011

Net income attributable to common shareholders (a)	$142,166	$46,850	$283,390	$49,379
Real estate depreciation from continuing operations	51,399	41,219	198,642	166,149
Real estate depreciation and amortization from discontinued operations	948	2,626	6,795	11,038
Adjustments for unconsolidated joint ventures	1,741	3,492	7,939	10,534
Income allocated to noncontrolling interests	3,971	1,092	6,475	2,586
(Gain) on sale of unconsolidated joint venture properties	(14,543)	(6,394)	(17,418)	(7,530)
(Gain) on acquisition of controlling interests in joint ventures	(17,227)	-	(57,418)	-
(Gain) on sale of discontinued operations, net of tax	(82,527)	(24,621)	(115,068)	(24,621)
Funds from operations - diluted	$85,928	$64,264	$313,337	$207,535

PER SHARE DATA
Funds from operations - diluted	$0.97	$0.84	$3.62	$2.73
Cash distributions	0.56	0.49	2.24	1.96

Weighted average number of common and
common equivalent shares outstanding:
FFO - diluted	88,991	76,649	86,619	75,928

PROPERTY DATA
Total operating properties (end of period) (b)	193	196	193	196
Total operating apartment homes in operating properties (end of period) (b)	65,775	66,997	65,775	66,997
Total operating apartment homes (weighted average)	55,163	50,934	54,194	50,905
Total operating apartment homes - excluding discontinued operations (weighted average)	53,052	46,294	51,308	46,167

(a)	Includes a $29.8 million charge related to a loss on the discontinuation of a hedging relationship for the twelve months ended December 31, 2011.
(b)	Includes joint ventures and properties held for sale.

Note:  Please refer to pages 27 and 28 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	BALANCE SHEETS
(In thousands)

(Unaudited)	Dec 31,	Sept 30,	Jun 30,	Mar 31,	Dec 31,
	2012	2012	2012	2012	2011
ASSETS
Real estate assets, at cost
Land	$949,777	$929,289	$893,910	$868,964	$768,016
Buildings and improvements	5,389,674	5,359,707	5,203,675	5,068,560	4,751,654
	6,339,451	6,288,996	6,097,585	5,937,524	5,519,670
Accumulated depreciation	(1,518,896)	(1,542,530)	(1,505,862)	(1,458,451)	(1,432,799)
Net operating real estate assets	4,820,555	4,746,466	4,591,723	4,479,073	4,086,871
Properties under development, including land	334,463	280,948	297,712	301,282	299,870
Investments in joint ventures	45,092	46,566	47,776	49,436	44,844
Properties held for sale	30,517	6,373	-	-	11,131
Total real estate assets	5,230,627	5,080,353	4,937,211	4,829,791	4,442,716
Accounts receivable - affiliates	33,625	28,874	29,940	29,742	31,035
Other assets, net (a)	88,260	96,401	88,002	89,706	88,089
Cash and cash equivalents	26,669	5,590	52,126	49,702	55,159
Restricted cash	5,991	6,742	5,295	5,074	5,076
Total assets	$5,385,172	$5,217,960	$5,112,574	$5,004,015	$4,622,075

LIABILITIES AND EQUITY
Liabilities
Notes payable
Unsecured	$1,538,212	$1,415,354	$1,381,152	$1,380,952	$1,380,755
Secured	972,256	978,371	1,015,260	1,050,154	1,051,357
Accounts payable and accrued expenses	101,896	118,879	87,041	105,370	93,747
Accrued real estate taxes	28,452	43,757	31,607	17,991	21,883
Distributions payable	49,969	49,940	49,135	47,594	39,364
Other liabilities (b)	67,679	78,551	83,471	90,423	109,276
Total liabilities	2,758,464	2,684,852	2,647,666	2,692,484	2,696,382

Commitments and contingencies

Perpetual preferred units	-	-	-	-	97,925

Equity
Common shares of beneficial interest	962	959	945	919	845
Additional paid-in capital	3,587,505	3,580,528	3,501,354	3,327,961	2,901,024
Distributions in excess of net income attributable to common shareholders	(598,951)	(692,235)	(674,221)	(648,074)	(690,466)
Treasury shares, at cost	(425,355)	(425,756)	(430,958)	(437,215)	(452,003)
Accumulated other comprehensive income (loss) (c)	(1,062)	(660)	(667)	(675)	(683)
Total common equity	2,563,099	2,462,836	2,396,453	2,242,916	1,758,717
Noncontrolling interests	63,609	70,272	68,455	68,615	69,051
Total equity	2,626,708	2,533,108	2,464,908	2,311,531	1,827,768
Total liabilities and equity	$5,385,172	$5,217,960	$5,112,574	$5,004,015	$4,622,075

(a) Includes:
net deferred charges of:	$15,635	$13,695	$14,432	$15,267	$16,102

(b) Includes:
deferred revenues of:	$2,521	$1,746	$2,012	$2,337	$2,140
distributions in excess of investments in joint ventures of:	$9,509	$16,708	$16,499	$16,298	$30,596
fair value adjustment of derivative instruments:	$(1)	$185	$5,918	$11,574	$16,486

(c) Represents the unrealized (loss)/gain and unamortized prior service costs on post retirement obligations.

CAMDEN	PORTFOLIO STATISTICS

(Unaudited)

COMMUNITY PORTFOLIO AT DECEMBER 31, 2012 (in apartment homes)

	Fully Consolidated						Non-Consolidated

	"Same Property"	Non-"Same Property"	Completed in Lease-up	Under Construction	Held For Sale	Total	Operating	Under Construction	Total	Grand Total
D.C. Metro (a)	5,313	478	-	320	-	6,111	-	276	276	6,387
Houston, TX	3,732	1,452	104	268	-	5,556	3,152	-	3,152	8,708
Tampa, FL	4,733	540	-	-	770	6,043	450	-	450	6,493
Las Vegas, NV	3,969	949	-	-	-	4,918	3,098	-	3,098	8,016
SE Florida	2,520	-	-	261	-	2,781	-	-	-	2,781
Dallas, TX	3,938	1,039	-	-	-	4,977	1,250	-	1,250	6,227
Los Angeles/Orange County, CA	2,060	421	-	303	-	2,784	-	-	-	2,784
Charlotte, NC	3,134	-	-	-	-	3,134	-	-	-	3,134
Orlando, FL	3,344	420	438	-	-	4,202	-	300	300	4,502
Atlanta, GA	2,894	223	-	379	-	3,496	234	-	234	3,730
Raleigh, NC	2,704	-	-	-	-	2,704	350	-	350	3,054
Denver, CO	1,851	590	-	424	-	2,865	-	-	-	2,865
San Diego/Inland Empire, CA	1,196	469	-	-	-	1,665	-	-	-	1,665
Austin, TX	1,670	-	-	314	-	1,984	1,360	-	1,360	3,344
Phoenix, AZ	1,084	1,561	-	-	-	2,645	-	-	-	2,645
Other	632	855	-	-	-	1,487	798	-	798	2,285

Total Portfolio	44,774	8,997	542	2,269	770	57,352	10,692	576	11,268	68,620

(a) D.C. Metro includes Washington D.C., Maryland, and Northern Virginia.

FOURTH QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION				WEIGHTED AVERAGE OCCUPANCY FOR THE QUARTER ENDED (d)

	"Same Property"	Operating	Incl. JVs at	Dec 31	Sept 30	Jun 30	Mar 31	Dec 31
	Communities	Communities (b)	Pro Rata % (c)	2012	2012	2012	2012	2011
D.C. Metro	19.1%	17.3%	16.7%	95.7%	96.2%	95.5%	94.5%	94.2%
Houston, TX	9.5%	10.1%	10.7%	95.4%	96.1%	96.5%	96.0%	95.2%
Tampa, FL	7.6%	8.6%	8.5%	94.7%	95.2%	94.4%	94.9%	94.8%
Las Vegas, NV	6.0%	6.5%	6.8%	92.4%	92.9%	93.0%	92.0%	92.0%
SE Florida	7.7%	6.5%	6.5%	95.3%	95.4%	94.9%	95.5%	94.9%
Dallas, TX	6.5%	7.2%	7.4%	94.6%	95.3%	95.6%	95.1%	94.6%
Los Angeles/Orange County, CA	6.8%	6.9%	6.6%	96.2%	95.4%	95.6%	95.4%	95.1%
Charlotte, NC	6.7%	5.8%	5.6%	95.6%	96.5%	95.9%	95.8%	95.3%
Orlando, FL	6.0%	6.3%	6.1%	95.3%	95.4%	95.5%	95.3%	94.9%
Atlanta, GA	5.3%	4.7%	4.7%	95.5%	95.6%	94.9%	94.4%	93.8%
Raleigh, NC	5.1%	4.3%	4.3%	94.6%	95.7%	95.3%	94.8%	94.4%
Denver, CO	4.3%	3.7%	3.9%	95.2%	95.6%	95.2%	94.1%	93.7%
San Diego/Inland Empire, CA	3.4%	3.8%	3.7%	93.3%	94.9%	94.2%	92.9%	92.0%
Austin, TX	2.8%	2.4%	2.6%	95.0%	95.6%	95.3%	95.5%	95.5%
Phoenix, AZ	2.1%	3.1%	3.0%	92.5%	93.5%	92.3%	93.7%	93.2%
Other	1.1%	2.8%	2.9%	94.4%	95.0%	95.4%	94.3%	94.0%

Total Portfolio	100.0%	100.0%	100.0%	94.7%	95.2%	95.1%	94.7%	94.3%

(b) Operating communities represent all fully-consolidated communities at period end, excluding communities under construction.
(c) Based on total NOI from operating communities plus Camden's pro-rata share of total NOI from joint venture communities.
(d) Occupancy figures include all stabilized operating communities including those held through non-consolidated joint venture investments.

CAMDEN	COMPONENTS OF
PROPERTY NET OPERATING INCOME
(In thousands, except property data amounts)

(Unaudited)

	Apartment	Three Months Ended December 31,			Twelve Months Ended December 31,
Property Revenues	Homes	2012	2011	Change	2012	2011	Change
"Same Property" Communities (a)	44,774	$162,266	$152,230	$10,036	$636,904	$598,003	$38,901
Non-"Same Property" Communities (b)	8,997	26,704	5,393	21,311	82,733	18,028	64,705
Development and Lease-Up Communities (c)	2,811	1,156	1	1,155	2,161	1	2,160
Other (d)	-	1,306	1,264	42	6,110	5,042	1,068
Total Property Revenues	56,582	$191,432	$158,888	$32,544	$727,908	$621,074	$106,834

Property Expenses
"Same Property" Communities (a)	44,774	$58,336	$56,037	$2,299	$234,391	$229,434	$4,957
Non-"Same Property" Communities (b)	8,997	9,255	1,741	7,514	31,208	6,537	24,671
Development and Lease-Up Communities (c)	2,811	558	-	558	1,035	-	1,035
Other (d)	-	698	753	(55)	3,035	4,157	(1,122)
Total Property Expenses	56,582	$68,847	$58,531	$10,316	$269,669	$240,128	$29,541

Property Net Operating Income
"Same Property" Communities (a)	44,774	$103,930	$96,193	$7,737	$402,513	$368,569	$33,944
Non-"Same Property" Communities (b)	8,997	17,449	3,652	13,797	51,525	11,491	40,034
Development and Lease-Up Communities (c)	2,811	598	1	597	1,126	1	1,125
Other (d)	-	608	511	97	3,075	885	2,190
Total Property Net Operating Income	56,582	$122,585	$100,357	$22,228	$458,239	$380,946	$77,293

Income from Discontinued Operations (e)	Three Months Ended December 31,		Twelve Months Ended December 31,
	2012	2011	2012	2011
Property Revenues	$5,871	$10,999	$30,608	$44,000
Property Expenses	2,779	5,246	14,318	21,247
Property Net Operating Income	3,092	5,753	16,290	22,753
Depreciation and Amortization	(948)	(2,626)	(6,795)	(11,038)
Gain on Sale of Discontinued Operations, net of tax	82,527	24,621	115,068	24,621
Income attributable to common shareholders	$84,671	$27,748	$124,563	$36,336

Notes:
(a)	"Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2011, excluding properties held for sale and communities under major redevelopment.
(b)
Non-"Same Property" Communities are stabilized communities acquired or developed by the Company after January 1, 2011, or communities which underwent major redevelopment after January 1, 2011, excluding properties held for sale.

(c)
Development and Lease-Up Communities are non-stabilized communities developed or acquired by the Company after January 1, 2011, excluding properties held for sale and communities under major redevelopment.

(d)
"Other" includes results from non-multifamily rental properties, above/below market lease amortization related to acquired communities, and expenses related to land holdings not under active development.

(e)	Represents operating results for communities held for sale or disposed of during 2011 and 2012, of which Camden has no continuing involvement.

"SAME PROPERTY"
CAMDEN	FOURTH QUARTER COMPARISONS
December 31, 2012
(In thousands, except property data amounts)

(Unaudited)

	Revenues			Expenses			NOI
Quarterly Results (a)	4Q12	4Q11	Growth	4Q12	4Q11	Growth	4Q12	4Q11	Growth

D.C. Metro	$28,069	$26,680	5.2%	$8,254	$7,956	3.7%	$19,815	$18,724	5.8%
Houston, TX	15,191	13,670	11.1%	5,338	5,068	5.3%	9,853	8,602	14.5%
Tampa, FL	13,491	12,868	4.8%	5,610	5,367	4.5%	7,881	7,501	5.1%
Las Vegas, NV	9,985	9,770	2.2%	3,792	3,651	3.9%	6,193	6,119	1.2%
SE Florida	12,625	11,777	7.2%	4,606	3,956	16.4%	8,019	7,821	2.5%
Dallas, TX	11,540	10,688	8.0%	4,775	4,553	4.9%	6,765	6,135	10.3%
Los Angeles/Orange County, CA	10,791	10,346	4.3%	3,688	3,604	2.3%	7,103	6,742	5.4%
Charlotte, NC	10,490	9,522	10.2%	3,530	3,764	(6.2%)	6,960	5,758	20.9%
Orlando, FL	9,973	9,508	4.9%	3,722	3,825	(2.7%)	6,251	5,683	10.0%
Atlanta, GA	9,221	8,475	8.8%	3,703	3,436	7.8%	5,518	5,039	9.5%
Raleigh, NC	7,857	7,402	6.1%	2,579	2,502	3.1%	5,278	4,900	7.7%
Denver, CO	6,396	5,898	8.4%	1,936	1,984	(2.4%)	4,460	3,914	13.9%
San Diego/Inland Empire, CA	5,834	5,559	4.9%	2,287	2,264	1.0%	3,547	3,295	7.6%
Austin, TX	5,417	5,050	7.3%	2,493	2,272	9.7%	2,924	2,778	5.3%
Phoenix, AZ	3,445	3,243	6.2%	1,260	1,208	4.3%	2,185	2,035	7.4%
Corpus Christi, TX	1,941	1,774	9.4%	763	627	21.7%	1,178	1,147	2.7%

Total Same Property	$162,266	$152,230	6.6%	$58,336	$56,037	4.1%	$103,930	$96,193	8.0%

	Apartment
	Homes	% of NOI	Average Occupancy (a)			Weighted Average Rental Rate (b)
Quarterly Results (a)	Included	Contribution (a)	4Q12	4Q11	Change	4Q12	4Q11	Change

D.C. Metro	5,313	19.1%	95.8%	94.3%	1.5%	$1,639	$1,590	3.1%
Houston, TX	3,732	9.5%	96.2%	95.5%	0.7%	1,269	1,141	11.2%
Tampa, FL	4,733	7.6%	94.5%	94.9%	(0.4%)	830	800	3.8%
Las Vegas, NV	3,969	6.0%	93.4%	92.7%	0.7%	756	757	(0.0%)
SE Florida	2,520	7.7%	95.3%	94.9%	0.4%	1,572	1,481	6.1%
Dallas, TX	3,938	6.5%	95.0%	95.1%	(0.1%)	883	817	8.1%
Los Angeles/Orange County, CA	2,060	6.8%	96.4%	95.1%	1.3%	1,653	1,594	3.7%
Charlotte, NC	3,134	6.7%	95.7%	95.9%	(0.2%)	1,025	915	12.0%
Orlando, FL	3,344	6.0%	95.5%	94.9%	0.6%	896	862	4.0%
Atlanta, GA	2,894	5.3%	95.6%	94.3%	1.3%	950	893	6.4%
Raleigh, NC	2,704	5.1%	94.8%	94.4%	0.4%	874	821	6.4%
Denver, CO	1,851	4.3%	95.0%	93.8%	1.2%	1,049	975	7.6%
San Diego/Inland Empire, CA	1,196	3.4%	93.0%	92.0%	1.0%	1,560	1,527	2.2%
Austin, TX	1,670	2.8%	94.5%	95.3%	(0.8%)	967	896	8.0%
Phoenix, AZ	1,084	2.1%	92.9%	93.8%	(0.9%)	966	898	7.6%
Corpus Christi, TX	632	1.1%	94.8%	96.5%	(1.7%)	888	817	8.7%

Total Same Property	44,774	100.0%	95.1%	94.6%	0.5%	$1,107	$1,047	5.7%

(a)	"Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2011, excluding properties held for sale and communities under major redevelopment.
(b)	Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.

"SAME PROPERTY"
CAMDEN	SEQUENTIAL QUARTER COMPARISONS
December 31, 2012
(In thousands, except property data amounts)

(Unaudited)

	Revenues			Expenses			NOI
Quarterly Results (a)	4Q12	3Q12	Growth	4Q12	3Q12	Growth	4Q12	3Q12	Growth

D.C. Metro	$28,069	$28,159	(0.3%)	$8,254	$8,225	0.4%	$19,815	$19,934	(0.6%)
Houston, TX	15,191	15,037	1.0%	5,338	5,337	0.0%	9,853	9,700	1.6%
Tampa, FL	13,491	13,541	(0.4%)	5,610	5,863	(4.3%)	7,881	7,678	2.6%
Las Vegas, NV	9,985	10,164	(1.8%)	3,792	3,982	(4.8%)	6,193	6,182	0.2%
SE Florida	12,625	12,496	1.0%	4,606	4,536	1.5%	8,019	7,960	0.7%
Dallas, TX	11,540	11,518	0.2%	4,775	5,006	(4.6%)	6,765	6,512	3.9%
Los Angeles/Orange County, CA	10,791	10,635	1.5%	3,688	3,527	4.6%	7,103	7,108	(0.1%)
Charlotte, NC	10,490	10,478	0.1%	3,530	3,671	(3.8%)	6,960	6,807	2.2%
Orlando, FL	9,973	9,971	0.0%	3,722	4,065	(8.4%)	6,251	5,906	5.8%
Atlanta, GA	9,221	9,161	0.7%	3,703	3,802	(2.6%)	5,518	5,359	3.0%
Raleigh, NC	7,857	7,865	(0.1%)	2,579	2,821	(8.6%)	5,278	5,044	4.6%
Denver, CO	6,396	6,358	0.6%	1,936	2,089	(7.3%)	4,460	4,269	4.5%
San Diego/Inland Empire, CA	5,834	5,959	(2.1%)	2,287	2,310	(1.0%)	3,547	3,649	(2.8%)
Austin, TX	5,417	5,411	0.1%	2,493	2,618	(4.8%)	2,924	2,793	4.7%
Phoenix, AZ	3,445	3,460	(0.4%)	1,260	1,340	(6.0%)	2,185	2,120	3.1%
Corpus Christi, TX	1,941	1,981	(2.0%)	763	799	(4.5%)	1,178	1,182	(0.3%)

Total Same Property	$162,266	$162,194	0.0%	$58,336	$59,991	(2.8%)	$103,930	$102,203	1.7%

	Apartment
	Homes	% of NOI	Average Occupancy (a)			Weighted Average Rental Rate (b)
Quarterly Results (a)	Included	Contribution (a)	4Q12	3Q12	Change	4Q12	3Q12	Change

D.C. Metro	5,313	19.1%	95.8%	96.3%	(0.5%)	$1,639	$1,627	0.7%
Houston, TX	3,732	9.5%	96.2%	96.6%	(0.4%)	1,269	1,238	2.5%
Tampa, FL	4,733	7.6%	94.5%	95.3%	(0.8%)	830	824	0.8%
Las Vegas, NV	3,969	6.0%	93.4%	94.0%	(0.6%)	756	760	(0.4%)
SE Florida	2,520	7.7%	95.3%	95.4%	(0.1%)	1,572	1,544	1.8%
Dallas, TX	3,938	6.5%	95.0%	95.5%	(0.5%)	883	870	1.5%
Los Angeles/Orange County, CA	2,060	6.8%	96.4%	95.2%	1.2%	1,653	1,638	0.9%
Charlotte, NC	3,134	6.7%	95.7%	96.8%	(1.1%)	1,025	1,008	1.7%
Orlando, FL	3,344	6.0%	95.5%	95.4%	0.1%	896	894	0.3%
Atlanta, GA	2,894	5.3%	95.6%	95.8%	(0.2%)	950	937	1.4%
Raleigh, NC	2,704	5.1%	94.8%	95.7%	(0.9%)	874	862	1.4%
Denver, CO	1,851	4.3%	95.0%	95.5%	(0.5%)	1,049	1,029	1.9%
San Diego/Inland Empire, CA	1,196	3.4%	93.0%	94.9%	(1.9%)	1,560	1,553	0.5%
Austin, TX	1,670	2.8%	94.5%	95.7%	(1.2%)	967	948	2.1%
Phoenix, AZ	1,084	2.1%	92.9%	93.7%	(0.8%)	966	939	2.9%
Corpus Christi, TX	632	1.1%	94.8%	95.6%	(0.8%)	888	874	1.6%

Total Same Property	44,774	100.0%	95.1%	95.6%	(0.5%)	$1,107	$1,094	1.2%

(a)	"Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2011, excluding properties held for sale andcommunities under major redevelopment.
(b)	Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.

"SAME PROPERTY"
CAMDEN	YEAR TO DATE COMPARISONS
December 31, 2012
(In thousands, except property data amounts)

(Unaudited)

	Revenues			Expenses			NOI
Year to Date Results (a)	2012	2011	Growth	2012	2011	Growth	2012	2011	Growth

D.C. Metro	$110,468	$105,972	4.2%	$32,679	$32,741	(0.2%)	$77,789	$73,231	6.2%
Houston, TX	58,886	53,080	10.9%	22,065	20,746	6.4%	36,821	32,334	13.9%
Tampa, FL	53,248	50,356	5.7%	22,677	21,825	3.9%	30,571	28,531	7.2%
Las Vegas, NV	39,949	39,228	1.8%	15,120	15,023	0.6%	24,829	24,205	2.6%
SE Florida	49,444	46,361	6.6%	17,740	17,428	1.8%	31,704	28,933	9.6%
Dallas, TX	45,188	41,586	8.7%	19,377	18,814	3.0%	25,811	22,772	13.3%
Los Angeles/Orange County, CA	42,298	40,429	4.6%	13,893	14,074	(1.3%)	28,405	26,355	7.8%
Charlotte, NC	40,582	36,614	10.8%	14,472	14,829	(2.4%)	26,110	21,785	19.9%
Orlando, FL	39,408	37,442	5.3%	15,679	15,329	2.3%	23,729	22,113	7.3%
Atlanta, GA	35,807	33,439	7.1%	14,805	14,070	5.2%	21,002	19,369	8.4%
Raleigh, NC	30,943	29,229	5.9%	10,706	10,622	0.8%	20,237	18,607	8.8%
Denver, CO	24,885	22,857	8.9%	8,063	7,985	1.0%	16,822	14,872	13.1%
San Diego/Inland Empire, CA	23,258	22,362	4.0%	9,155	8,958	2.2%	14,103	13,404	5.2%
Austin, TX	21,189	19,342	9.5%	9,941	9,130	8.9%	11,248	10,212	10.1%
Phoenix, AZ	13,732	12,678	8.3%	5,054	5,153	(1.9%)	8,678	7,525	15.3%
Corpus Christi, TX	7,619	7,028	8.4%	2,965	2,707	9.5%	4,654	4,321	7.7%

Total Same Property	$636,904	$598,003	6.5%	$234,391	$229,434	2.2%	$402,513	$368,569	9.2%

	Apartment
	Homes	% of NOI	Average Occupancy (a)			Weighted Average Rental Rate (b)
Year to Date Results (a)	Included	Contribution (a)	2012	2011	Change	2012	2011	Change

D.C. Metro	5,313	19.3%	95.6%	95.6%	0.0%	$1,615	$1,561	3.4%
Houston, TX	3,732	9.1%	96.7%	95.0%	1.7%	1,213	1,110	9.3%
Tampa, FL	4,733	7.6%	94.8%	94.5%	0.3%	819	782	4.7%
Las Vegas, NV	3,969	6.2%	93.7%	92.9%	0.8%	758	757	0.0%
SE Florida	2,520	7.9%	95.3%	94.7%	0.6%	1,534	1,449	5.8%
Dallas, TX	3,938	6.4%	95.5%	95.4%	0.1%	857	788	8.8%
Los Angeles/Orange County, CA	2,060	7.1%	95.7%	95.0%	0.7%	1,627	1,566	3.9%
Charlotte, NC	3,134	6.5%	96.2%	96.2%	0.0%	983	875	12.3%
Orlando, FL	3,344	5.8%	95.4%	94.7%	0.7%	885	847	4.5%
Atlanta, GA	2,894	5.2%	95.3%	94.4%	0.9%	924	878	5.3%
Raleigh, NC	2,704	5.0%	95.3%	94.7%	0.6%	852	805	5.9%
Denver, CO	1,851	4.2%	95.1%	93.9%	1.2%	1,015	945	7.4%
San Diego/Inland Empire, CA	1,196	3.5%	93.8%	93.1%	0.7%	1,543	1,509	2.3%
Austin, TX	1,670	2.8%	95.3%	94.9%	0.4%	938	862	8.8%
Phoenix, AZ	1,084	2.2%	93.7%	93.7%	0.0%	938	873	7.4%
Corpus Christi, TX	632	1.2%	95.6%	95.2%	0.4%	860	802	7.2%

Total Same Property	44,774	100.0%	95.3%	94.7%	0.6%	$1,082	$1,024	5.7%

(a)	"Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2011, excluding properties held for sale and communities under major redevelopment.
(b)	Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.

	"SAME PROPERTY" OPERATING EXPENSE
CAMDEN	DETAIL AND COMPARISONS
	DECEMBER 31, 2012
	(In thousands)

(Unaudited)
					% of Actual 4Q12 Operating
Quarterly Comparison (a)	4Q12	4Q11	$ Change	% Change	Expenses

Property taxes	$16,011	$15,220	$791	5.2%	27.4%
Salaries and Benefits for On-site Employees	15,162	13,172	1,990	15.1%	26.0%
Utilities	12,646	12,883	(237)	(1.8%)	21.7%
Repairs and Maintenance	8,339	8,600	(261)	(3.0%)	14.3%
Property Insurance	2,516	2,811	(295)	(10.5%)	4.3%
Other	3,662	3,351	311	9.3%	6.3%

Total Same Property	$58,336	$56,037	$2,299	4.1%	100.0%

					% of Actual 4Q12 Operating
Sequential Comparison (a)	4Q12	3Q12	$ Change	% Change	Expenses

Property taxes	$16,011	$15,980	$31	0.2%	27.4%
Salaries and Benefits for On-site Employees	15,162	14,352	810	5.6%	26.0%
Utilities	12,646	13,654	(1,008)	(7.4%)	21.7%
Repairs and Maintenance	8,339	9,714	(1,375)	(14.2%)	14.3%
Property Insurance	2,516	2,619	(103)	(3.9%)	4.3%
Other	3,662	3,672	(10)	(0.3%)	6.3%

Total Same Property	$58,336	$59,991	$(1,655)	(2.8%)	100.0%

					% of Actual 2012 Operating
Year to Date Comparison (a)	2012	2011	$ Change	% Change	Expenses

Property taxes	$64,221	$62,355	$1,866	3.0%	27.4%
Salaries and Benefits for On-site Employees	57,177	54,209	2,968	5.5%	24.4%
Utilities	52,195	51,924	271	0.5%	22.3%
Repairs and Maintenance	35,053	35,253	(200)	(0.6%)	15.0%
Property Insurance	11,108	11,453	(345)	(3.0%)	4.7%
Other	14,637	14,240	397	2.8%	6.2%

Total Same Property	$234,391	$229,434	$4,957	2.2%	100.0%

(a)	"Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2011, excluding properties held for sale and communities under major redevelopment.

CAMDEN	JOINT VENTURE OPERATIONS
	(In thousands, except property data amounts)

Company's Pro-rata Share of Joint Venture Operations:
(Unaudited)
	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
OPERATING DATA (a)	2012	2011		2012	2011
Property Revenues
Rental revenues	$6,485	$8,483		$27,473	$29,183
Other property revenues	963	1,277		4,120	4,534
Total property revenues	7,448	9,760		31,593	33,717

Property Expenses
Property operating and maintenance	2,202	3,006		9,399	10,625
Real estate taxes	881	1,028		3,889	3,549
Total property expenses	3,083	4,034		13,288	14,174

Net Operating Income (NOI)	4,365	5,726		18,305	19,543

Other expenses
Interest	1,533	2,576		7,126	8,960
Depreciation and amortization	1,760	3,404		8,049	10,537
Other	126	295		373	761
Total other expenses	3,419	6,275		15,548	20,258

Gain on sale of properties, net	14,543	6,394		17,418	6,394

Equity in income (loss) of joint ventures	$15,489	$5,845		$20,175	$5,679

	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,
	2012	2012	2012	2012	2011
BALANCE SHEET DATA (b)
Land	$125,707	$147,126	$154,418	$153,286	$213,106
Buildings and improvements	823,820	1,002,759	1,033,326	1,016,357	1,320,795
	949,527	1,149,885	1,187,744	1,169,643	1,533,901
Accumulated depreciation	(135,146)	(170,390)	(166,324)	(156,705)	(225,577)
Real estate assets, net	814,381	979,495	1,021,420	1,012,938	1,308,324
Properties under development and land	83,573	70,574	57,043	52,264	39,684
Cash and other assets, net	19,830	17,994	17,642	18,879	46,843
Total assets	$917,784	$1,068,063	$1,096,105	$1,084,081	$1,394,851

Notes payable	$712,707	$844,680	$864,867	$852,861	$1,093,944
Other liabilities	39,911	34,677	35,267	26,610	39,296
Total liabilities	752,618	879,357	900,134	879,471	1,133,240

Members' equity	165,166	188,706	195,971	204,610	261,611
Total liabilities and members' equity	$917,784	$1,068,063	$1,096,105	$1,084,081	$1,394,851

Camden's equity investment	$45,092	$46,566	$47,776	$49,436	$44,844
Distributions in excess of investment in joint ventures	$(9,509)	$(16,708)	$(16,499)	$(16,298)	$(30,596)

Camden's pro-rata share of debt	$142,541	$171,215	$175,299	$172,942	$221,204

PROPERTY DATA (end of period)
Total operating properties	37	44	44	44	55
Total operating apartment homes	10,692	13,165	13,174	13,174	16,858
Pro rata share of operating apartment homes	2,138	2,556	2,558	2,558	3,365
Total development properties	2	1	2	2	2
Total development apartment homes	576	276	520	520	520
Pro rata share of development apartment homes	115	55	104	104	104

(a)	Operating data represents Camden's pro-rata share of revenues and expenses.
(b)	Balance sheet and property data reported at 100%.

CAMDEN		CURRENT DEVELOPMENT COMMUNITIES

(Unaudited)

AS OF DECEMBER 31, 2012 ($ in millions)

						Estimated/Actual Dates for
		Total	Total	Total		Construction	Initial	Construction	Stabilized	As of 01/27/2013
Completed Communities in Lease-Up		Homes	Budget	Cost		Start	Occupancy	Completion	Operations	% Leased	% Occupied

1.	Camden Royal Oaks II	104	$14.0	$13.3		1Q11	1Q12	1Q12	3Q13	81%	72%
	Houston, TX
2.	Camden Town Square	438	66.0	58.7		2Q11	2Q12	4Q12	3Q13	72%	71%
	Orlando, FL

Total Completed Communities in Lease-Up		542	$80.0	$72.0						73%	72%

						Estimated/Actual Dates for
		Total	Total	Cost to	Amount	Construction	Initial	Construction	Stabilized	As of 01/27/2013
Development Communities		Homes	Budget	Date	in CIP	Start	Occupancy	Completion	Operations	% Leased	% Occupied

UNDER CONSTRUCTION
3.	Camden City Centre II	268	$36.0	$28.8	$28.8	4Q11	1Q13	2Q13	3Q14	10%	3%
	Houston, TX
4.	Camden NOMA	320	110.0	71.6	71.6	4Q11	1Q14	2Q14	2Q15
	Washington, DC
5.	Camden Lamar Heights	314	47.0	10.5	10.5	2Q12	4Q13	2Q14	3Q15
	Austin, TX
6.	Camden Flatirons	424	78.0	20.4	20.4	3Q12	2Q14	4Q14	4Q16
	Denver, CO
7.	Camden Glendale	303	115.0	33.8	33.8	4Q12	1Q15	3Q15	1Q16
	Glendale, CA
8.	Camden Boca Raton	261	54.0	7.7	7.7	4Q12	3Q14	4Q14	1Q16
	Boca Raton, FL
9.	Camden Paces	379	110.0	23.3	23.3	4Q12	1Q14	1Q15	1Q17
	Atlanta, GA

Total Development Communities		2,269	$550.0	$196.1	$196.1

Additional Development Pipeline & Land (a)					138.4

Total Properties Under Development and Land (per Balance Sheet)					$334.5

NOI CONTRIBUTION FROM NON-STABILIZED COMMUNITIES ($ in millions)
								Total Cost	4Q12 NOI
NOI from communities that stabilized during quarter								$48.4	$1.0
Completed Communities in Lease-Up								72.0	0.6
Development Communities in Lease-Up								196.1	0.0
Total Recenty Stabilized and Non-Stabilized Communities NOI Contribution								$316.4	$1.6

		Total	Total	Cost to	Amount	Construction	Initial	Construction	Stabilized
Joint Venture Development Communities		Homes	Budget	Date	in CIP	Start	Occupancy	Completion	Operations
UNDER CONSTRUCTION
1.	Camden South Capitol	276	$88.0	$70.0	$70.0	2Q11	3Q13	4Q13	3Q14
	Washington, DC
2.	Camden Waterford Lakes	300	40.0	6.5	6.5	4Q12	1Q14	3Q14	4Q15
	Orlando, FL

Total Joint Venture Development Communities		576	$128.0	$76.5	$76.5

(a)	Please refer to the Development Pipeline & Land Summary on page 18.

Note:  This table contains forward-looking statements.  Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN		DEVELOPMENT PIPELINE & LAND

(Unaudited)

AS OF DECEMBER 31, 2012 ($ in millions)

		Projected	Total
PIPELINE COMMUNITIES (a)		Homes	Estimated Cost (b)	Cost to Date

1.	Camden La Frontera	300	$32.0	$4.8
	Austin, TX
2.	Camden Victory Park	425	70.0	14.7
	Dallas, TX
3.	Camden Hollywood	299	125.0	18.7
	Los Angeles, CA
4.	Camden Centro	324	56.0	8.6
	Charlotte, NC
5.	Camden Lincoln Station	275	48.0	5.2
	Denver, CO
6.	Camden Atlantic	286	62.0	9.4
	Plantation, FL
7.	Camden McGowen Station	251	40.0	7.1
	Houston, TX
8.	Camden Buckhead	390	70.0	17.4
	Atlanta, GA

Development Pipeline		2,550	$503.0	$85.9

LAND HOLDINGS		Acreage		Cost to Date

	Washington, DC	0.9		$17.3
	Atlanta, GA (c)	5.0		10.1
	Dallas, TX	7.2		8.6
	Houston, TX	13.2		6.9
	Las Vegas, NV	19.6		4.2
	Other	4.8		5.4

Land Holdings		50.7		$52.5

Total Development Pipeline and Land				$138.4

(a)
Represents development opportunities in the early phase of the development process for which the Company either has an option to acquire land or enter into a leasehold interest, for which the Company is the buyer under a long-term conditional contract to purchase land or where the Company owns land to develop a new community.

(b)
Represents our best estimate of total costs we expect to incur on these projects.  However, forward-looking statements are not guarantees of future performances, results, or events.  Although, we believe these expectations are based upon reasonable assumptions, future events rarely develop as forecasted, and the best estimates routinely require adjustment.

(c)	Includes 2.0 acres that were sold subsequent to December 31, 2012.

Note:  This table contains forward-looking statements.  Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN		ACQUISITIONS & DISPOSITIONS

(Unaudited)

2012 ACQUISITION/DISPOSITION ACTIVITY

Acquisitions		Location		Apartment Homes	Year Built	Closing Date (a)
1.	Camden Addison	Dallas, TX		456	1996	01/25/12
2.	Camden Holly Springs	Houston, TX		548	1999	01/25/12
3.	Camden Park	Houston, TX		288	1995	01/25/12
4.	Camden Sugar Grove	Houston, TX		380	1997	01/25/12
5.	Camden Parkside	Fullerton, CA		421	1972	01/25/12
6.	Camden Fountain Palms	Phoenix, AZ		192	1986/1996	01/25/12
7.	Camden Pecos Ranch	Phoenix, AZ		272	2001	01/25/12
8.	Camden Sierra	Phoenix, AZ		288	1997	01/25/12
9.	Camden Towne Center	Phoenix, AZ		240	1998	01/25/12
10.	Camden Pines	Las Vegas, NV		315	1997	01/25/12
11.	Camden Summit	Las Vegas, NV		234	1995	01/25/12
12.	Camden Tiara	Las Vegas, NV		400	1996	01/25/12
13.	Camden Belmont	Dallas, TX		477	2010/2012	06/28/12
14.	Camden Creekstone	Atlanta, GA		223	2002	07/12/12
15.	Camden Landmark	Ontario, CA		469	2006	09/27/12
16.	Camden Henderson	Dallas, TX		106	2012	09/28/12
17.	Camden Travis Street (b)	Houston, TX		253	2010	09/30/12
18.	Camden Montierra	Scottsdale, AZ		249	1999	12/11/12
19.	Camden San Marcos	Scottsdale, AZ		320	1995	12/11/12
20.	Camden Belleview Station	Denver, CO		270	2009	12/20/12
21.	Camden Denver West (c)	Denver, CO		320	1997	12/27/12

Total/Average Acquisitions		$860.0	(d)	6,721 apartment homes	1999

Dispositions		Location		Apartment Homes	Year Built	Closing Date
1.	Camden Vista Valley	Phoenix, AZ		357	1986	01/12/12
2.	Camden Landings	Orlando, FL		220	1983	03/07/12
3.	Camden Creek	Houston, TX		456	1984	03/16/12
4.	Camden Laurel Ridge	Austin, TX		183	1986	10/12/12
5.	Camden Steeplechase	Houston, TX		290	1982	10/23/12
6.	Camden Sweetwater	Lawrenceville, GA		308	2000	11/29/12
7.	Camden Valleybrook	Chadds Ford, PA		352	2002	11/30/12
8.	Camden Forest	Charlotte, NC		208	1989	12/06/12
9.	Camden Park Commons	Charlotte, NC		232	1997	12/06/12
10.	Camden Baytown	Houston, TX		272	1999	12/13/12
11.	Camden Westview	Lewisville, TX		335	1983	12/18/12

Total/Average Dispositions		$233.2		3,213 apartment homes	1990

Joint Venture Acquisitions		Location		Apartment Homes	Year Built	Closing Date
1.	Camden Asbury Village	Raleigh, NC		350	2009	01/27/12

Total/Average Joint Venture Acquisitions		$44.2		350 apartment homes	2009
Pro Rata Joint Venture Acquisitions		$8.8

Joint Venture Dispositions		Location		Apartment Homes	Year Built	Closing Date
1.	Camden South Congress	Austin, TX		253	2001	08/30/12
2.	Camden Passage	Kansas City, MO		596	1989/1997	10/30/12
3.	Camden Ivy Hall	Atlanta, GA		110	2010	11/15/12
4.	Camden Cedar Lakes	Lake St. Louis, MO		420	1986	11/21/12
5.	Camden Cove West	Creve Coeur, MO		276	1990	11/21/12
6.	Camden Cross Creek	St. Louis, MO		591	1973/1980	11/21/12
7.	Camden Westchase	St. Louis, MO		160	1986	11/21/12

Total/Average Joint Venture Dispositions		$232.8		2,406 apartment homes	1992
Pro Rata Joint Venture Dispositions		$38.8

(a)	The communities acquired on January 25, 2012 were acquired from joint ventures of which Camden previously owned a 20% interest. Apartment homes were previously included in Camden's unit count.
(b)	Acquired our partner's 75% interest in a fully consolidated joint venture of which Camden previously owned a 25% interest. Apartment homes were previously included in Camden's unit count.
(c)	Acquired our partner's 50% interest in an unconsolidated joint venture of which Camden previously owned a 50% interest. Apartment homes were previously included in Camden's unit count.
(d)	Represents the purchase price of third party acquisitions and the fair value of communities or interests purchased from joint venture partners.

CAMDEN		DEBT ANALYSIS
		(In thousands, except property data amounts)

(Unaudited)

DEBT MATURITIES AS OF DECEMBER 31, 2012:

	Future Scheduled Repayments					Weighted Average
		Secured	Unsecured			Interest Rate on
Year	Amortization	Maturities	Maturities	Total	% of Total	Maturing Debt
2013	$3,408	$25,832	$200,000	$229,240	9.1%	5.4%
2014	$3,143	32,247	-	35,390	1.4%	3.2%
2015	$2,019	-	250,000	252,019	10.1%	5.1%
2016	$2,242	-	-	2,242	0.1%	N/A
2017	$2,462	-	246,750	249,212	9.9%	5.7%
Thereafter	$73,258	819,107	850,000	1,742,365	69.4%	4.2%
Total Maturing Debt	$86,532	$877,186	$1,546,750	$2,510,468	100.0%	4.5%

Unsecured Line of Credit	-	-	-	-	-	N/A
Other Short Term Borrowings	-	-	-	-	-	N/A
Total Debt	$86,532	$877,186	$1,546,750	$2,510,468	100.0%	4.5%

Weighted Average Maturity of Debt		7.0 Years

			Weighted Average
FLOATING vs. FIXED RATE DEBT:	Balance	% of Total	Interest Rate	Time to Maturity
Floating rate debt	$212,719	8.5%	1.1%	7.5 Years
Fixed rate debt	2,297,749	91.5%	4.8%	6.9 Years
Total	$2,510,468	100.0%	4.5%	7.0 Years

			Weighted Average
SECURED vs. UNSECURED DEBT:	Balance	% of Total	Interest Rate	Time to Maturity
Unsecured debt	$1,538,212	61.3%	4.7%	6.5 Years
Secured debt	972,256	38.7%	4.2%	7.7 Years
Total	$2,510,468	100.0%	4.5%	7.0 Years

			Weighted Average
SECURED DEBT DETAIL:	Balance	% of Total	Interest Rate	Time to Maturity
Conventional fixed-rate mortgage debt	$759,537	78.1%	5.1%	7.8 Years
Conventional variable-rate mortgage debt	175,000	18.0%	1.0%	5.8 Years
Tax exempt variable rate debt	37,719	3.9%	1.4%	15.5 Years
Total	$972,256	100.0%	4.2%	7.7 Years

REAL ESTATE ASSETS: (a)	Total Homes	% of Total	Total Cost	% of Total	4Q12 NOI	% of Total
Unencumbered real estate assets	44,104	76.9%	$5,149,007	76.5%	$91,781	74.9%
Encumbered real estate assets	13,248	23.1%	1,584,707	23.5%	30,804	25.1%
Total	57,352	100.0%	$6,733,714	100.0%	$122,585	100.0%

Ratio of unencumbered assets at cost to unsecured debt is 3.3 times

(a)	Real estate assets include communities under development and properties held for sale and exclude communities held through unconsolidated joint ventures.

CAMDEN		DEBT MATURITY ANALYSIS
		(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF DEBT MATURITIES FOR 2013 AND 2014:

	Future Scheduled Repayments				Weighted Average
		Secured	Unsecured		Interest Rate on
Quarter	Amortization	Maturities	Maturities	Total	Maturing Debt
1Q 2013	$976	$-	$-	$976	N/A
2Q 2013(a)	839	25,832	-	26,671	5.0%
3Q 2013	786	-	-	786	N/A
4Q 2013	807	-	200,000	200,807	5.4%
2013	$3,408	$25,832	$200,000	$229,240	5.4%

1Q 2014	$853	$-	$-	$853	N/A
2Q 2014	849	-	-	849	N/A
3Q 2014	852	32,247	-	33,099	3.2%
4Q 2014	589	-	-	589	N/A
2014	$3,143	$32,247	$-	$35,390	3.2%

(a)	Secured maturity was repaid subsequent to December 31, 2012.

CAMDEN	DEBT COVENANT ANALYSIS

(Unaudited)

UNSECURED LINE OF CREDIT

Covenant (a)	Required	Actual (b)	Compliance
Total Consolidated Debt to Gross Asset Value	≤60%	32%	Yes

Secured Debt to Gross Asset Value	≤35%	12%	Yes

Consolidated EBITDA to Total Fixed Charges	≥150%	347%	Yes

Unencumbered Adjusted NOI to Total Unsecured Debt	>10.5%	23%	Yes

SENIOR UNSECURED NOTES

Covenant (a)	Required	Actual (b)	Compliance
Total Consolidated Debt to Total Asset Value	≤60%	37%	Yes

Total Secured Debt to Total Asset Value	≤40%	14%	Yes

Total Unencumbered Asset Value to Total Unsecured Debt	≥150%	342%	Yes

Consolidated Income Available for Debt Service to Total	>150%	387%	Yes
Annual Service Charges

(a)
For a complete listing of all Debt Covenants related to the Company's Unsecured Line of Credit and Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

(b)	Defined terms used in the above covenant calculations may differ between the Unsecured Line of Credit and the Senior Unsecured Notes.

CAMDEN		UNCONSOLIDATED REAL ESTATE INVESTMENTS
		DEBT ANALYSIS
		(In thousands, except property data amounts)

(Unaudited)

PRO RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES AS OF DECEMBER 31, 2012:

	Future Scheduled Repayments				Weighted Average
		Secured			Interest Rate on
Year	Amortization	Maturities	Total	% of Total	Maturing Debt
2013	$1,361	$35,980	$37,341	26.2%	2.8%
2014	1,873	7,223	9,096	6.4%	2.2%
2015	2,057	8,827	10,884	7.6%	2.9%
2016	1,933	28,785	30,718	21.6%	3.6%
2017	1,221	14,218	15,439	10.8%	4.0%
Thereafter	746	37,332	38,078	26.7%	4.3%
Total Maturing Debt	$9,191	$132,365	$141,556	99.3%	3.5%

Subscription lines of credit (a)	-	985	985	0.7%	1.6%
Total Debt	$9,191	$133,350	$142,541	100.0%	3.5%

Weighted Average Maturity of Debt		3.4 Years

				Weighted Average
FLOATING vs. FIXED RATE DEBT:		Balance	% of Total	Interest Rate	Time to Maturity
Floating rate debt		$49,552	34.8%	2.6%	1.0 Years
Fixed rate debt		92,989	65.2%	4.0%	4.7 Years
Total		$142,541	100.0%	3.5%	3.4 Years

				Weighted Average
SECURED DEBT DETAIL:		Balance	% of Total	Interest Rate	Time to Maturity (a)
Conventional fixed-rate mortgage debt		$92,989	65.3%	4.0%	4.7 Years
Conventional variable-rate mortgage debt		40,235	28.2%	2.7%	0.8 Years
Variable-rate construction loans		8,332	5.8%	2.4%	2.0 Years
Subscription lines of credit		985	0.7%	1.6%	2.0 Years
Total		$142,541	100.0%	3.5%	3.4 Years

REAL ESTATE ASSETS: (c)		Total Homes	Total Cost
Operating real estate assets		10,692	$949,527
Properties under development and land		576	83,573
Total		11,268	$1,033,100

(a)	As of December 31, 2012 these borrowings were drawn under the subscription lines of credit with $10.3 million in total capacity. Camden has a 20% ownership interest in the borrowing entity.
(b)	Balance sheet and property data reported at 100%.

CAMDEN		UNCONSOLIDATED REAL ESTATE INVESTMENTS
		DEBT MATURITY ANALYSIS
		(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF PRO-RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES FOR 2013 and 2014:

				Weighted Average
	Future Scheduled Repayments			Interest Rate on
Quarter	Amortization	Secured Maturities	Total	Maturing Debt
1Q 2013	$324	$-	$324	N/A
2Q 2013	335	-	335	N/A
3Q 2013	347	35,980	36,327	2.8%
4Q 2013	355	-	355	N/A
2013	$1,361	$35,980	$37,341	2.8%

1Q 2014	$436	$-	$436	N/A
2Q 2014	472	7,223	7,695	2.2%
3Q 2014	477	-	477	N/A
4Q 2014(a)	488	985	1,473	1.6%
2014	$1,873	$8,208	$10,081	2.2%

(a)	4Q 2014 maturities includes subscription lines of credit with $985K (Camden's pro-rata share) outstanding as of December 31, 2012. The lines of credit have $10.3 million in total capacity.

CAMDEN	CAPITALIZED EXPENDITURES
	& MAINTENANCE EXPENSE
	(In thousands, except unit data)

(Unaudited)
	Fourth Quarter 2012 (a)
	Capitalized			Expensed
	Weighted Average
Item	Useful Life (b)	Total	Per Unit	Total	Per Unit
Interiors
Floor coverings	5.5 years	$2,729	$49	$781	$14
Appliances	9.7 years	1,704	31	211	4
Painting	-	-	-	1,584	29
Cabinetry/Countertops	10.0 years	369	7	-	-
Other	8.9 years	1,403	25	569	10
Exteriors
Painting	5.0 years	482	9	-	-
Carpentry	10.0 years	392	7	-	-
Landscaping	5.6 years	1,113	20	2,609	47
Roofing	20.0 years	1,027	19	67	1
Site Drainage	10.0 years	80	1	-	-
Fencing/Stair	10.0 years	349	6	-	-
Other (c)	7.4 years	2,864	52	3,211	58
Common Areas
Mech., Elec., Plumbing	9.5 years	1,198	22	1,080	20
Parking/Paving	5.0 years	346	6	-	-
Pool/Exercise/Facility	8.3 years	2,803	51	340	6

Total		$16,859	$305	$10,452	$189

Weighted Average Apartment Homes			55,163		55,163

	Year to Date 2012 (a)
	Capitalized			Expensed
	Weighted Average
Item	Useful Life (b)	Total	Per Unit	Total	Per Unit
Interiors
Floor coverings	5.5 years	$12,001	$221	$3,195	$59
Appliances	9.7 years	5,344	99	868	16
Painting	-	-	-	6,662	123
Cabinetry/Countertops	10.0 years	1,738	32	-	-
Other	8.9 years	5,453	101	1,968	36
Exteriors
Painting	5.0 years	4,209	78	-	-
Carpentry	10.0 years	1,612	30	-	-
Landscaping	5.6 years	2,317	43	11,457	211
Roofing	20.0 years	2,840	52	326	6
Site Drainage	10.0 years	328	6	-	-
Fencing/Stair	10.0 years	855	16	-	-
Other (c)	7.4 years	9,828	181	12,660	234
Common Areas
Mech., Elec., Plumbing	9.5 years	5,265	97	4,430	82
Parking/Paving	5.0 years	1,371	25	-	-
Pool/Exercise/Facility	8.3 years	9,884	182	1,513	28

Total		$63,045	$1,163	$43,079	$795

Weighted Average Apartment Homes			54,194		54,194

(a)
Includes discontinued operations.  Capitalized expenditures for discontinued operations was $405 and $3,219 for the three and twelve months ended December 31, 2012, respectively.  Maintenance expenses for discontinued operations was $479 and $2,433 for the same periods.

(b)	Weighted average useful life of capitalized expenses for the three and twelve months ended December 31, 2012.
(c)	Includes in part the following items: site/building repair, masonry/plaster, and general conditions.

CAMDEN	2013 Financial Outlook
as of January 31, 2013

(Unaudited)

2012 Reported FFO, Adjusted for Year End Shares Outstanding
($'s and shares in thousands)
	Total	Per Share
2012 Reported FFO	$313,337	$3.62

2012 Fully Diluted Shares Outstanding - FFO		86,619

December 31, 2012 Fully Diluted Shares Outstanding - FFO		89,039

2012 FFO adjusted for December 31, 2012 Fully Diluted Shares Outstanding - FFO		$3.52

2013 Financial Outlook

Earnings Guidance - Per Diluted Share
Expected net income attributable to common shareholders per share - diluted		$1.38 - $1.58
Expected real estate depreciation		2.33
Expected adjustments for unconsolidated joint ventures		0.07
Expected income allocated to noncontrolling interests		0.07
Expected FFO per share - diluted		$3.85 - $4.05

"Same Property" Communities
Number of Units		44,395
2012 Base Net Operating Income		$398 million
Total Revenue Growth		4.75% - 6.25%
Total Expense Growth		3.20% - 4.00%
Net Operating Income Growth		5.50% - 7.50%
Impact from 1.0% change in NOI Growth is approximately $0.045 / share

Impact from 2013 Revenue Enhancing Repositions included in Same Store Net Operating Income Guidance (a)		0.50%

Physical Occupancy		95%

Capitalized Expenditures
Recurring		$60 - $64 million
Revenue Enhancing Repositions (a)		$50 - $60 million

Acquisitions/Dispositions
Acquisition Volume (consolidated on balance sheet)		$200 - $400 million
Disposition Volume		$200 - $400 million

Development
Development Starts (consolidated on balance sheet)		$250 - $400 million
Development Starts (joint venture)		$0 - $50 million
Development Spend (consolidated on balance sheet)		$200 - $250 million

Non-Property Income
Non-Property Income, Net		$5 - $6 million
Includes: Fee and asset management income, net of expenses and
Interest and other income

Corporate Expenses
General and administrative expense (b)		$38 - $40 million
Property management expense		$21 - $23 million

Capital
Expected Capital Transactions		$250 - $350 million
Expensed Interest		$98 - $102 million
Capitalized Interest		$14 - $16 million

(a)	Capital expenditures that improve a community's competitive position, typically kitchen and bath upgrades or other new amenities.
(b)	Excludes any third party acquisition costs.

Note:
This table contains forward-looking statements.  Please see the paragraph regarding forward-looking statements on page 2 of this document.  Additionally, please refer to pages 27 and 28 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance.  Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable.  The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO
The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income attributable to common shares computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains or losses from depreciable operating property sales, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.  Camden’s definition of diluted FFO also assumes conversion of all dilutive convertible securities, including minority interests, which are convertible into common equity.  The Company considers FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of operating properties and excluding depreciation, FFO can help one compare the operating performance of a company's real estate between periods or as compared to different companies.  A reconciliation of net income attributable to common shareholders to FFO is provided below:

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2012	2011	2012	2011
Net income attributable to common shareholders (a)	$142,166	$46,850	$283,390	$49,379
Real estate depreciation from continuing operations	51,399	41,219	198,642	166,149
Real estate depreciation and amortization from discontinued operations	948	2,626	6,795	11,038
Adjustments for unconsolidated joint ventures	1,741	3,492	7,939	10,534
Income allocated to noncontrolling interests	3,971	1,092	6,475	2,586
(Gain) on sale of unconsolidated joint venture properties	(14,543)	(6,394)	(17,418)	(7,530)
(Gain) on acquisition of controlling interests in joint ventures	(17,227)	-	(57,418)	-
(Gain) on sale of discontinued operations, net of tax	(82,527)	(24,621)	(115,068)	(24,621)
Funds from operations - diluted	$85,928	$64,264	$313,337	$207,535

Weighted average number of common and
common equivalent shares outstanding:
EPS diluted	88,020	74,428	85,556	73,462
FFO diluted	88,991	76,649	86,619	75,928

Net income attributable to common shareholders - diluted	$1.60	$0.62	$3.30	$0.66
FFO per common share - diluted	$0.97	$0.84	$3.62	$2.73

(a) Includes a $29.8 million charge related to a loss on the discontinuation of a hedging relationship for the twelve months ended December 31, 2011.

Expected FFO
Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected net income attributable to common shareholders (EPS).  A reconciliation of the ranges provided for expected net income attributable to common shareholders per diluted share to expected FFO per diluted share is provided below:

	1Q13 Range		2013 Range
	Low	High	Low	High

Expected net income attributable to common shareholders per share - diluted	$0.28	$0.32	$1.38	$1.58
Expected real estate depreciation	0.60	0.60	2.33	2.33
Expected adjustments for unconsolidated joint ventures	0.02	0.02	0.07	0.07
Expected income allocated to noncontrolling interests	0.02	0.02	0.07	0.07
Expected FFO per share - diluted	$0.92	$0.96	$3.85	$4.05

Note:  This table contains forward-looking statements.  Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Net Operating Income (NOI)
NOI is defined by the Company as total property income less property operating and maintenance expenses less real estate taxes.  The Company considers NOI to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. A reconciliation of net income attributable to common shareholders to net operating income is provided below:

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2012	2011	2012	2011
Net income attributable to common shareholders	$142,166	$46,850	$283,390	$49,379
Less: Fee and asset management income	(2,773)	(3,018)	(12,345)	(9,973)
Less: Interest and other (income) loss	(40)	100	710	(4,649)
Less: Income on deferred compensation plans	(952)	(5,540)	(4,772)	(6,773)
Plus: Property management expense	6,152	5,208	21,796	20,686
Plus: Fee and asset management expense	1,580	1,715	6,631	5,935
Plus: General and administrative expense	9,816	9,064	37,528	35,456
Plus: Interest expense	25,487	26,942	104,282	112,414
Plus: Depreciation and amortization	52,501	42,428	203,077	171,127
Plus: Amortization of deferred financing costs	887	1,116	3,608	5,877
Plus: Expense on deferred compensation plans	952	5,540	4,772	6,773
Less: Gain on acquisition of controlling interests in joint ventures	(17,227)	-	(57,418)	-
Less: Gain on sale of properties, including land	-	-	-	(4,748)
Less: Gain on sale of unconsolidated joint venture interests	-	-	-	(1,136)
Plus: Loss on discontinuation of hedging relationship	-	-	-	29,791
Less: Equity in income of joint ventures	(15,489)	(5,845)	(20,175)	(5,679)
Plus: Income tax expense - current	216	331	1,208	2,220
Less: Income from discontinued operations	(2,144)	(3,127)	(9,495)	(11,715)
Less: Gain on sale of discontinued operations, net of tax	(82,527)	(24,621)	(115,068)	(24,621)
Plus: Income allocated to noncontrolling interests from continuing operations	1,893	1,431	4,821	3,453
Plus: Income, including gain on sale, allocated to noncontrolling interests from discontinued operations	2,087	33	2,838	129
Plus: Income allocated to perpetual preferred units	-	1,750	776	7,000
Plus: Write off of original issuance costs of redeemed perpetual preferred units	-	-	2,075	-
Net Operating Income (NOI)	$122,585	$100,357	$458,239	$380,946

"Same Property" Communities	$103,930	$96,193	$402,513	$368,569
Non-"Same Property" Communities	17,449	3,652	51,525	11,491
Development and Lease-Up Communities	598	1	1,126	1
Other	608	511	3,075	885
Net Operating Income (NOI)	$122,585	$100,357	$458,239	$380,946

EBITDA
EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued operations, excluding equity in (income) loss of joint ventures, (gain) loss on sale of unconsolidated joint venture interests, gain on acquisition of controlling interest in joint ventures, gain on sale of discontinued operations, net of tax, and income (loss) allocated to noncontrolling interests. The Company considers EBITDA to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. A reconciliation of net income attributable to common shareholders to EBITDA is provided below:

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2012	2011	2012	2011
Net income attributable to common shareholders	$142,166	$46,850	$283,390	$49,379
Plus: Interest expense	25,487	26,942	104,282	112,414
Plus: Amortization of deferred financing costs	887	1,116	3,608	5,877
Plus: Depreciation and amortization	52,501	42,428	203,077	171,127
Plus: Income allocated to perpetual preferred units	-	1,750	776	7,000
Plus: Write off of original issuance costs of redeemed perpetual preferred units	-	-	2,075	-
Plus: Income, including gain on sale, allocated to noncontrolling interests from discontinued operations	2,087	33	2,838	129
Plus: Income allocated to noncontrolling interests from continuing operations	1,893	1,431	4,821	3,453
Plus: Income tax expense - current	216	331	1,208	2,220
Plus: Real estate depreciation and amortization from discontinued operations	948	2,626	6,795	11,038
Less: Gain on sale of properties, including land	-	-	-	(4,748)
Less: Gain on sale of unconsolidated joint venture interests	-	-	-	(1,136)
Less: Gain on acquisition of controlling interests in joint ventures	(17,227)	-	(57,418)	-
Less: Equity in income of joint ventures	(15,489)	(5,845)	(20,175)	(5,679)
Less: Gain on sale of discontinued operations, net of tax	(82,527)	(24,621)	(115,068)	(24,621)
Plus: Loss on discontinuation of hedging relationship	-	-	-	29,791
EBITDA	$110,942	$93,041	$420,209	$356,244

CAMDEN					OTHER DATA

(Unaudited)

Stock Symbol:	CPT

Exchange Traded:	NYSE

Senior Unsecured Debt Ratings:		Rating	Outlook
	Moody's	Baa1	Stable
	Fitch	BBB+	Stable
	Standard & Poors	BBB	Positive

Estimated Future Dates:		Q1 '13	Q2 '13	Q3 '13	Q4 '13
Earnings release & conference call		Early May	Late Jul	Late Oct	Early Feb

Dividend Information - Common Shares:		Q1 '12	Q2 '12	Q3 '12	Q4 '12	Q1 '13
Declaration Date		03/08/12	06/15/12	09/14/12	12/03/12	01/31/13
Record Date		03/30/12	06/29/12	09/28/12	12/17/12	03/28/13
Payment Date		04/17/12	07/17/12	10/17/12	01/17/13	04/17/13
Distributions Per Share		$0.56	$0.56	$0.56	$0.56	$0.63

Investor Relations Data:

Camden does not send quarterly reports to shareholders, but supplies 10-Q's, Earnings Releases and Supplemental Data upon request.

For Investor Relations: recent press releases, 10-Q's, 10-K's and other information, call 1-800-9CAMDEN or (713) 354-2787.

To access Camden's Quarterly Conference Call, please visit our web site at camdenliving.com.

For questions contact:

Richard J. Campo	Chairman & Chief Executive Officer
D. Keith Oden	President
H. Malcolm Stewart	Chief Operating Officer
Dennis M. Steen	Chief Financial Officer
Kimberly A. Callahan	Vice President - Investor Relations

CAMDEN				COMMUNITY TABLE
				Community Statistics as of 12/31/12

(Unaudited)							4Q12 Avg
			Year Placed	Average	Apartment	4Q12 Avg	Monthly Rental Rates
Community Name	City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.

Camden Copper Square	Phoenix	AZ	2000	786	332	93%	$920	$1.17
Camden Fountain Palms	Peoria	AZ	1986/1996	1,050	192	91%	682	0.65
Camden Legacy	Scottsdale	AZ	1996	1,067	428	93%	979	0.92
Camden Montierra	Scottsdale	AZ	1999	1,071	249	94%	1,191	1.11
Camden Pecos Ranch	Chandler	AZ	2001	924	272	92%	875	0.95
Camden San Marcos	Scottsdale	AZ	1995	984	320	95%	1,050	1.07
Camden San Paloma	Scottsdale	AZ	1993/1994	1,042	324	93%	996	0.96
Camden Sierra	Peoria	AZ	1997	925	288	91%	686	0.74
Camden Towne Center	Glendale	AZ	1998	871	240	93%	681	0.78
TOTAL ARIZONA	9	Properties		970	2,645	93%	911	0.94

Camden Crown Valley	Mission Viejo	CA	2001	1,009	380	97%	1,603	1.59
Camden Harbor View	Long Beach	CA	2004	975	538	96%	2,002	2.05
Camden Main and Jamboree	Irvine	CA	2008	1,011	290	97%	1,821	1.80
Camden Martinique	Costa Mesa	CA	1986	794	714	96%	1,369	1.72
Camden Parkside	Fullerton	CA	1972	836	421	95%	1,276	1.53
Camden Sea Palms	Costa Mesa	CA	1990	891	138	98%	1,542	1.73
Total Los Angeles/Orange County	6	Properties		904	2,481	96%	1,589	1.76

Camden Landmark	Ontario	CA	2006	982	469	94%	1,320	1.34
Camden Old Creek	San Marcos	CA	2007	1,037	350	94%	1,635	1.58
Camden Sierra at Otay Ranch	Chula Vista	CA	2003	962	422	93%	1,516	1.58
Camden Tuscany	San Diego	CA	2003	896	160	94%	2,030	2.27
Camden Vineyards	Murrieta	CA	2002	1,053	264	91%	1,247	1.18
Total San Diego/Inland Empire	5	Properties		991	1,665	93%	1,493	1.51

TOTAL CALIFORNIA	11	Properties		939	4,146	95%	1,550	1.65

Camden Belleview Station	Denver	CO	2009	888	270	90%	1,283	1.45
Camden Caley	Englewood	CO	2000	925	218	96%	1,015	1.10
Camden Centennial	Littleton	CO	1985	744	276	96%	781	1.05
Camden Denver West	Golden	CO	1997	1,015	320	97%	1,120	1.10
Camden Highlands Ridge	Highlands Ranch	CO	1996	1,149	342	95%	1,282	1.12
Camden Interlocken	Broomfield	CO	1999	1,022	340	96%	1,242	1.21
Camden Lakeway	Littleton	CO	1997	932	451	93%	1,021	1.10
Camden Pinnacle	Westminster	CO	1985	748	224	95%	819	1.10
TOTAL COLORADO	8	Properties		942	2,441	95%	1,084	1.15

Camden Ashburn Farms	Ashburn	VA	2000	1,062	162	98%	1,486	1.40
Camden Clearbrook	Frederick	MD	2007	1,048	297	94%	1,366	1.30
Camden College Park	College Park	MD	2008	942	508	95%	1,594	1.69
Camden Dulles Station	Oak Hill	VA	2009	984	366	97%	1,658	1.68
Camden Fair Lakes	Fairfax	VA	1999	1,056	530	95%	1,665	1.58
Camden Fairfax Corner	Fairfax	VA	2006	934	488	97%	1,697	1.82
Camden Fallsgrove	Rockville	MD	2004	996	268	96%	1,691	1.70
Camden Grand Parc	Washington	DC	2002	674	105	95%	2,450	3.63
Camden Lansdowne	Leesburg	VA	2002	1,006	690	95%	1,437	1.43
Camden Largo Town Center	Largo	MD	2000/2007	1,027	245	95%	1,624	1.58
Camden Monument Place	Fairfax	VA	2007	856	368	96%	1,535	1.79
Camden Potomac Yard	Arlington	VA	2008	835	378	96%	2,025	2.43
Camden Roosevelt	Washington	DC	2003	856	198	98%	2,528	2.95
Camden Russett	Laurel	MD	2000	992	426	95%	1,386	1.40
Camden Silo Creek	Ashburn	VA	2004	975	284	96%	1,454	1.49
Camden Summerfield	Landover	MD	2008	957	291	94%	1,587	1.66
Camden Summerfield II	Landover	MD	2012	936	187	95%	1,575	1.68
TOTAL DC METRO	17	Properties		963	5,791	96%	1,634	1.70

Camden Aventura	Aventura	FL	1995	1,108	379	94%	1,600	1.44
Camden Brickell	Miami	FL	2003	937	405	96%	1,697	1.81
Camden Doral	Miami	FL	1999	1,120	260	98%	1,577	1.41
Camden Doral Villas	Miami	FL	2000	1,253	232	95%	1,706	1.36
Camden Las Olas	Ft. Lauderdale	FL	2004	1,043	420	94%	1,791	1.72
Camden Plantation	Plantation	FL	1997	1,201	502	95%	1,329	1.11
Camden Portofino	Pembroke Pines	FL	1995	1,112	322	96%	1,372	1.23
Total Southeast Florida	7	Properties		1,103	2,520	95%	1,572	1.42

Camden Club	Longwood	FL	1986	1,077	436	95%	884	0.82
Camden Hunter's Creek	Orlando	FL	2000	1,075	270	96%	1,033	0.96
Camden Lago Vista	Orlando	FL	2005	955	366	95%	916	0.96
Camden LaVina	Orlando	FL	2012	970	420	94%	1,076	1.11
Camden Lee Vista	Orlando	FL	2000	937	492	96%	875	0.93
Camden Orange Court	Orlando	FL	2008	817	268	96%	1,140	1.40
Camden Renaissance	Altamonte Springs	FL	1996/1998	899	578	96%	806	0.90
Camden Reserve	Orlando	FL	1990/1991	824	526	96%	747	0.91
Camden Town Square (1)	Orlando	FL	2012	986	438	Lease-Up	1,119	1.13
Camden World Gateway	Orlando	FL	2000	979	408	95%	987	1.01
Total Orlando	10	Properties		948	4,202	95%	937	0.99

CAMDEN				COMMUNITY TABLE
Community Statistics as of 12/31/12

(Unaudited)							4Q12 Avg
			Year Placed	Average	Apartment	4Q12 Avg	Monthly Rental Rates
Community Name	City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.

Camden Bay	Tampa	FL	1997/2001	943	760	94%	879	0.93
Camden Bay Pointe	Tampa	FL	1984	771	368	94%	714	0.93
Camden Bayside	Tampa	FL	1987/1989	748	832	95%	786	1.05
Camden Citrus Park	Tampa	FL	1985	704	247	95%	697	0.99
Camden Lakes	St. Petersburg	FL	1982/1983	732	688	94%	725	0.99
Camden Lakeside	Brandon	FL	1986	729	228	96%	762	1.05
Camden Live Oaks (3)	Tampa	FL	1990	1,093	770	95%	778	0.71
Camden Montague	Tampa	FL	2012	975	192	97%	1,109	1.14
Camden Preserve	Tampa	FL	1996	942	276	96%	1,099	1.17
Camden Providence Lakes	Brandon	FL	1996	1,024	260	96%	912	0.89
Camden Royal Palms	Brandon	FL	2006	1,017	352	94%	953	0.94
Camden Visconti (2)	Tampa	FL	2007	1,125	450	95%	1,138	1.01
Camden Westchase Park	Tampa	FL	2012	993	348	96%	1,186	1.19
Camden Westshore	Tampa	FL	1986	728	278	94%	864	1.19
Camden Woods	Tampa	FL	1986	1,223	444	94%	864	0.71
Total Tampa/St. Petersburg	15	Properties		920	6,493	95%	873	0.96

TOTAL FLORIDA	32	Properties		964	13,215	95%	1,027	1.06

Camden Brookwood	Atlanta	GA	2002	912	359	97%	1,018	1.12
Camden Creekstone	Atlanta	GA	2002	990	223	95%	965	0.97
Camden Deerfield	Alpharetta	GA	2000	1,187	292	95%	1,016	0.86
Camden Dunwoody	Atlanta	GA	1997	1,007	324	94%	944	0.94
Camden Midtown Atlanta	Atlanta	GA	2001	935	296	97%	1,060	1.13
Camden Peachtree City	Peachtree City	GA	2001	1,027	399	96%	954	0.93
Camden Phipps (2)	Atlanta	GA	1996	1,018	234	97%	1,258	1.24
Camden River	Duluth	GA	1997	1,103	352	95%	915	0.83
Camden Shiloh	Kennesaw	GA	1999/2002	1,143	232	97%	892	0.78
Camden St. Clair	Atlanta	GA	1997	999	336	96%	969	0.97
Camden Stockbridge	Stockbridge	GA	2003	1,009	304	95%	760	0.75
TOTAL GEORGIA	11	Properties		1,027	3,351	96%	972	0.95

Camden Bel Air	Las Vegas	NV	1988/1995	943	528	92%	710	0.75
Camden Breeze	Las Vegas	NV	1989	846	320	92%	716	0.85
Camden Canyon	Las Vegas	NV	1995	987	200	93%	864	0.88
Camden Commons	Henderson	NV	1988	936	376	92%	749	0.80
Camden Cove	Las Vegas	NV	1990	898	124	90%	709	0.79
Camden Del Mar	Las Vegas	NV	1995	986	560	95%	894	0.91
Camden Fairways	Henderson	NV	1989	896	320	97%	880	0.98
Camden Hills	Las Vegas	NV	1991	439	184	90%	486	1.11
Camden Legends	Henderson	NV	1994	792	113	96%	826	1.04
Camden Palisades	Las Vegas	NV	1991	905	624	94%	721	0.80
Camden Pines	Las Vegas	NV	1997	982	315	94%	792	0.81
Camden Pointe	Las Vegas	NV	1996	983	252	94%	730	0.74
Camden Summit	Henderson	NV	1995	1,187	234	94%	1,083	0.91
Camden Tiara	Las Vegas	NV	1996	1,043	400	95%	859	0.82
Camden Vintage	Las Vegas	NV	1994	978	368	92%	698	0.71
Oasis Bay (2)	Las Vegas	NV	1990	876	128	94%	745	0.85
Oasis Crossings (2)	Las Vegas	NV	1996	983	72	97%	754	0.77
Oasis Emerald (2)	Las Vegas	NV	1988	873	132	91%	603	0.69
Oasis Gateway (2)	Las Vegas	NV	1997	1,146	360	94%	776	0.68
Oasis Island (2)	Las Vegas	NV	1990	901	118	88%	602	0.67
Oasis Landing (2)	Las Vegas	NV	1990	938	144	92%	661	0.70
Oasis Meadows (2)	Las Vegas	NV	1996	1,031	383	90%	709	0.69
Oasis Palms (2)	Las Vegas	NV	1989	880	208	90%	693	0.79
Oasis Pearl (2)	Las Vegas	NV	1989	930	90	91%	694	0.75
Oasis Place (2)	Las Vegas	NV	1992	440	240	88%	478	1.09
Oasis Ridge (2)	Las Vegas	NV	1984	391	477	85%	413	1.06
Oasis Sierra (2)	Las Vegas	NV	1998	923	208	94%	786	0.85
Oasis Springs (2)	Las Vegas	NV	1988	838	304	87%	569	0.68
Oasis Vinings (2)	Las Vegas	NV	1994	1,152	234	93%	702	0.61
TOTAL NEVADA	29	Properties		903	8,016	92%	725	0.80

Camden Ballantyne	Charlotte	NC	1998	1,045	400	96%	1,026	0.98
Camden Cotton Mills	Charlotte	NC	2002	905	180	95%	1,328	1.47
Camden Dilworth	Charlotte	NC	2006	857	145	97%	1,281	1.50
Camden Fairview	Charlotte	NC	1983	1,036	135	96%	941	0.91
Camden Foxcroft	Charlotte	NC	1979	940	156	98%	850	0.90
Camden Grandview	Charlotte	NC	2000	1,057	266	96%	1,418	1.34
Camden Habersham	Charlotte	NC	1986	773	240	95%	710	0.92
Camden Pinehurst	Charlotte	NC	1967	1,147	407	95%	855	0.75
Camden Sedgebrook	Charlotte	NC	1999	972	368	96%	922	0.95
Camden Simsbury	Charlotte	NC	1985	874	100	96%	923	1.06
Camden South End Square	Charlotte	NC	2003	882	299	95%	1,200	1.36
Camden Stonecrest	Charlotte	NC	2001	1,098	306	95%	1,067	0.97
Camden Touchstone	Charlotte	NC	1986	899	132	98%	794	0.88
Total Charlotte	13	Properties		985	3,134	96%	1,025	1.04

Camden Asbury Village (2)	Raleigh	NC	2009	1,009	350	93%	1,003	0.99
Camden Crest	Raleigh	NC	2001	1,013	438	95%	832	0.82
Camden Governor's Village	Chapel Hill	NC	1999	1,046	242	95%	931	0.89
Camden Lake Pine	Apex	NC	1999	1,066	446	95%	883	0.83
Camden Manor Park	Raleigh	NC	2006	966	484	97%	919	0.95
Camden Overlook	Raleigh	NC	2001	1,060	320	95%	978	0.92
Camden Reunion Park	Apex	NC	2000/2004	972	420	95%	773	0.80
Camden Westwood	Morrisville	NC	1999	1,027	354	92%	841	0.82
Total Raleigh	8	Properties		1,016	3,054	95%	889	0.87

TOTAL NORTH CAROLINA	21	Properties		1,001	6,188	95%	958	0.96

CAMDEN				COMMUNITY TABLE
Community Statistics as of 12/31/12

(Unaudited)							4Q12 Avg
			Year Placed	Average	Apartment	4Q12 Avg	Monthly Rental Rates
Community Name	City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.

Camden Amber Oaks (2)	Austin	TX	2009	862	348	94%	879	1.02
Camden Amber Oaks II (2)	Austin	TX	2012	910	244	95%	952	1.05
Camden Brushy Creek (2)	Cedar Park	TX	2008	882	272	96%	891	1.01
Camden Cedar Hills	Austin	TX	2008	911	208	95%	1,037	1.14
Camden Gaines Ranch	Austin	TX	1997	955	390	95%	1,153	1.21
Camden Huntingdon	Austin	TX	1995	903	398	95%	845	0.94
Camden Ridgecrest	Austin	TX	1995	855	284	94%	779	0.91
Camden Shadow Brook (2)	Austin	TX	2009	909	496	97%	938	1.03
Camden Stoneleigh	Austin	TX	2001	908	390	94%	1,007	1.11
Total Austin	9	Properties		901	3,030	95%	944	1.05

Camden Breakers	Corpus Christi	TX	1996	868	288	95%	1,036	1.19
Camden Copper Ridge	Corpus Christi	TX	1986	775	344	95%	765	0.99
Camden Miramar (4)	Corpus Christi	TX	1994-2011	488	855	96%	939	1.93
Camden South Bay (2)	Corpus Christi	TX	2007	1,055	270	94%	1,154	1.09
Total Corpus Christi	4	Properties		693	1,757	95%	954	1.38

Camden Addison	Addison	TX	1996	942	456	95%	868	0.92
Camden Belmont	Dallas	TX	2010/2012	945	477	92%	1,350	1.43
Camden Buckingham	Richardson	TX	1997	919	464	95%	923	1.00
Camden Centreport	Ft. Worth	TX	1997	911	268	95%	877	0.96
Camden Cimarron	Irving	TX	1992	772	286	95%	911	1.18
Camden Design District (2)	Dallas	TX	2009	939	355	95%	1,223	1.30
Camden Farmers Market	Dallas	TX	2001/2005	932	904	95%	1,031	1.11
Camden Gardens	Dallas	TX	1983	652	256	96%	625	0.96
Camden Glen Lakes	Dallas	TX	1979	877	424	96%	836	0.95
Camden Henderson	Dallas	TX	2012	967	106	85%	1,491	1.54
Camden Legacy Creek	Plano	TX	1995	831	240	94%	940	1.13
Camden Legacy Park	Plano	TX	1996	871	276	94%	965	1.11
Camden Panther Creek (2)	Frisco	TX	2009	946	295	94%	1,003	1.06
Camden Riverwalk (2)	Grapevine	TX	2008	982	600	95%	1,205	1.23
Camden Springs	Dallas	TX	1987	713	304	94%	621	0.87
Camden Valley Park	Irving	TX	1986	743	516	95%	827	1.11
Total Dallas/Ft. Worth	16	Properties		883	6,227	95%	984	1.11

Camden City Centre	Houston	TX	2007	932	379	95%	1,481	1.59
Camden Cypress Creek (2)	Cypress	TX	2009	993	310	96%	1,125	1.13
Camden Downs at Cinco Ranch (2)	Katy	TX	2004	1,075	318	96%	1,118	1.04
Camden Grand Harbor (2)	Katy	TX	2008	959	300	95%	1,052	1.10
Camden Greenway	Houston	TX	1999	861	756	96%	1,230	1.43
Camden Heights (2)	Houston	TX	2004	927	352	96%	1,351	1.46
Camden Holly Springs	Houston	TX	1999	934	548	95%	1,034	1.11
Camden Lakemont (2)	Richmond	TX	2007	904	312	95%	927	1.03
Camden Midtown	Houston	TX	1999	844	337	95%	1,499	1.77
Camden Northpointe (2)	Tomball	TX	2008	940	384	95%	990	1.05
Camden Oak Crest	Houston	TX	2003	870	364	95%	933	1.07
Camden Park	Houston	TX	1995	866	288	96%	883	1.02
Camden Piney Point (2)	Houston	TX	2004	919	318	95%	1,135	1.23
Camden Plaza	Houston	TX	2007	915	271	96%	1,431	1.56
Camden Royal Oaks	Houston	TX	2006	923	236	88%	1,196	1.30
Camden Royal Oaks II (1)	Houston	TX	2012	1,054	104	Lease-up	1,394	1.32
Camden Spring Creek (2)	Spring	TX	2004	1,080	304	96%	1,049	0.97
Camden Stonebridge	Houston	TX	1993	845	204	96%	908	1.07
Camden Sugar Grove	Stafford	TX	1997	921	380	94%	937	1.02
Camden Travis Street	Houston	TX	2010	819	253	95%	1,475	1.80
Camden Vanderbilt	Houston	TX	1996/1997	863	894	98%	1,290	1.49
Camden Whispering Oaks	Houston	TX	2008	934	274	95%	1,096	1.17
Camden Woodson Park (2)	Houston	TX	2008	916	248	95%	1,024	1.12
Camden Yorktown (2)	Houston	TX	2008	995	306	95%	1,024	1.03
Total Houston	24	Properties		919	8,440	95%	1,155	1.26

Camden Braun Station (2)	San Antonio	TX	2006	827	240	94%	847	1.03
Camden Westover Hills (2)	San Antonio	TX	2010	959	288	95%	1,066	1.11
Total San Antonio	2	Properties		899	528	95%	966	1.07

TOTAL TEXAS	55	Properties		885	19,982	95%	1,047	1.18

TOTAL PROPERTIES	193	Properties		937	65,775	95%	$1,071	$1.14

(1)	Completed communities in lease-up as of December 31, 2012 are excluded from total occupancy numbers.
(2)	Communities owned through investment in joint venture.
(3)	Community held for sale as of December 31, 2012.
(4)	Miramar is a student housing community which is excluded from total occupancy numbers.